UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of October 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-10, Mortgage Pass-Through Certificates, Series 2002-10)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-89556-10               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)





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Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-9 Mortgage Pass-through Certificates, Series 2002-10 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of October 1, 2002 among GS Mortgage Securities Corporation, as depositor, ABN AMRO Mortgage Group, Inc., Bank of America, N.A. and Wells Fargo Home Mortgage Inc as servicers, and JPMorgan Chase Bank, as Trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-10
Mortgage Pass-Through Certificates, Series 2002-10
----------------------------------------------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 30, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002



                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002


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                                            GSR MORTGAGE LOAN TRUST 2002-10
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    December 26, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       631,990,000.00    571,436,583.19  62,304,483.76  1,967,643.07    64,272,126.83      0.00        0.00      509,132,099.43
A2A      187,560,000.00    178,141,052.90  20,300,162.73    350,937.87    20,651,100.60      0.00        0.00      157,840,890.17
A2B       99,714,000.00     99,714,000.00           0.00    276,041.59       276,041.59      0.00        0.00       99,714,000.00
A2C      361,138,000.00    361,138,000.00           0.00  1,372,926.30     1,372,926.30      0.00        0.00      361,138,000.00
B1        17,792,000.00     17,777,812.81      14,561.23     70,646.93        85,208.16      0.00        0.00       17,763,251.58
B2         6,590,000.00      6,584,745.19       5,393.35     27,527.85        32,921.20      0.00        0.00        6,579,351.84
B3         6,590,000.00      6,584,745.19       5,393.35     30,891.56        36,284.91      0.00        0.00        6,579,351.84
B4         1,977,000.00      1,975,423.56       1,618.01      9,267.47        10,885.48      0.00        0.00        1,973,805.55
B5         1,977,000.00      1,975,423.56       1,618.01      9,267.47        10,885.48      0.00        0.00        1,973,805.55
B6         2,637,112.00      2,635,009.19       2,158.25     12,361.84        14,520.09      0.00        0.00        2,632,850.94
R1               100.00              0.00           0.00          0.00             0.00      0.00        0.00                0.00
R2               100.00              0.00           0.00          0.00             0.00      0.00        0.00                0.00
R3               100.00              0.00           0.00          0.00             0.00      0.00        0.00                0.00
TOTALS 1,317,965,412.00  1,247,962,795.59  82,635,388.69  4,127,511.95    86,762,900.64      0.00        0.00    1,165,327,406.90

X1       631,990,000.00    571,436,583.19           0.00    982,983.81       982,983.81      0.00        0.00      509,132,099.43
X2       648,412,000.00    638,993,052.90           0.00    744,174.65       744,174.65      0.00        0.00      618,692,890.17
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1        36229RGX1       904.18611559     98.58460381     3.11340855   101.69801236     805.60151178      A1        4.131993 %
A2A       36229RGY9       949.78168533    108.23290003     1.87106990   110.10396993     841.54878530      A2A       2.364000 %
A2B       36229RGZ6     1,000.00000000      0.00000000     2.76833333     2.76833333   1,000.00000000      A2B       3.322000 %
A2C       36229RHA0     1,000.00000000      0.00000000     3.80166668     3.80166668   1,000.00000000      A2C       4.562000 %
B1                        999.20260848      0.81841446     3.97071324     4.78912770     998.38419402      B1        4.768659 %
B2        N/A             999.20260850      0.81841426     4.17721548     4.99562974     998.38419423      B2        5.016659 %
B3        N/A             999.20260850      0.81841426     4.68764188     5.50605615     998.38419423      B3        5.629659 %
B4        N/A             999.20261002      0.81841679     4.68764289     5.50605969     998.38419322      B4        5.629659 %
B5        N/A             999.20261002      0.81841679     4.68764289     5.50605969     998.38419322      B5        5.629659 %
B6        N/A             999.20260876      0.81841423     4.68764315     5.50605738     998.38419453      B6        5.629659 %
R1        N/A               0.00000000      0.00000000     0.00000000     0.00000000       0.00000000      R1        5.153259 %
R2        N/A               0.00000000      0.00000000     0.00000000     0.00000000       0.00000000      R2        5.153259 %
R3        N/A               0.00000000      0.00000000     0.00000000     0.00000000       0.00000000      R3        5.153259 %
TOTALS                    946.88584710     62.69920890     3.13173010    65.83093900     884.18663820

X1        36229RHE2       904.18611559      0.00000000     1.55537874     1.55537874     805.60151178      X1        2.062850 %
X2        36229RHF9       985.47382359      0.00000000     1.14768797     1.14768797     954.16631736      X2        1.397526 %
---------------------------------------------------------------------------------------------------    ---------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------
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Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                     527,650,573.00
                                        Pool 2 Mortgage Loans                                                     637,676,833.88

Sec. 4.01(c)    Available Distribution                                                                             88,490,059.10
                                        Principal Distribution Amount                                               1,032,060.62
                                        Principal Prepayment Amount                                                81,603,328.07

Sec. 4.01(e)    Principal Prepayments
                                        Class A1                                                                   61,945,900.41
                                        Class A2a                                                                  19,657,427.66
                                        Class A2b                                                                           0.00
                                        Class A2c                                                                           0.00
                                        Class B1                                                                            0.00
                                        Class B2                                                                            0.00
                                        Class B3                                                                            0.00
                                        Class B4                                                                            0.00
                                        Class B5                                                                            0.00
                                        Class B6                                                                            0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1
                                                              Accrued and Paid for Current Month                    1,967,643.07
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class A2a
                                                              Accrued and Paid for Current Month                      350,937.87
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class A2b
                                                              Accrued and Paid for Current Month                      276,041.59
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class A2c
                                                              Accrued and Paid for Current Month                    1,372,926.30
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                      982,983.81
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                      744,174.65
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                       70,646.93
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                       27,527.85
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                       30,891.56
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                        9,267.47
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                        9,267.47
                                                              Accrued and Paid from Prior Months                            0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                       12,361.84
                                                              Accrued and Paid from Prior Months                            0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                             372,385.76
                                        Trustee Fee Paid                                                                7,799.77

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                             0.00
                                        Current Period Reimbursed Advances                                                  0.00
                                        Aggregate Unreimbursed Advances                                                     0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                               2,435
                                        Balance of Outstanding Mortgage Loans                                   1,165,327,406.88

Sec. 4.01(l)                         Number and Balance of Delinquent Loans
                                      Group Totals
                                                                                Principal
                                      Period                Number                Balance              Percentage
                                     30-59 days                      1               155,772.51                  0.01 %
                                     60-89 days                      1               358,485.68                  0.03 %
                                     90+days                         0                     0.00                  0.00 %
                                      Total                          2               514,258.19                  0.04 %


Sec. 4.01(l)                         Number and Balance of REO Loans
                                     Group Totals
                                                           Principal
                                      Number               Balance                Percentage
                                                0                    0.00                  0.00 %


Sec. 4.01(l)                         Number and Balance of Loans in Bankruptcy
                                     Group Totals
                                                           Principal
                                      Number               Balance                Percentage
                                                0                    0.00                  0.00 %


Sec. 4.01(m)                         Number and Balance of Loans in Foreclosure
                                     Group Totals
                                                           Principal
                                      Number               Balance                Percentage
                                                0                    0.00                  0.00 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                           1,032,060.62
                                                              Payoffs                                      81,247,845.49
                                                              Prepayments                                     355,482.58
                                                              Liquidation Proceeds                                  0.00
                                                              Condemnation Proceeds                                 0.00
                                                              Insurance Proceeds                                    0.00
                                                              Realized Losses                                       0.00

                                                              Realized Losses Group 1                               0.00
                                                              Realized Losses Group 2                               0.00
                                                              Realized Gains                                        0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                              0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period
                                                              Class A1                                              0.00
                                                              Class A2a                                             0.00
                                                              Class A2b                                             0.00
                                                              Class A2c                                             0.00
                                                              Class X1                                              0.00
                                                              Class X2                                              0.00
                                                              Class B1                                              0.00
                                                              Class B2                                              0.00
                                                              Class B3                                              0.00
                                                              Class B4                                              0.00
                                                              Class B5                                              0.00
                                                              Class B6                                              0.00

Sec. 4.01(s) Group I
                                        Senior Percentage                                                    96.860000 %
                                        Senior Prepayment Percentage                                        100.000000 %
                                        Subordinate Percentage                                                3.140000 %
                                        Subordinate Prepayment Percentage                                     0.000000 %

Sec. 4.01(s) Group II
                                        Senior Percentage                                                    97.110000 %
                                        Senior Prepayment Percentage                                        100.000000 %
                                        Subordinate Percentage                                                2.890000 %
                                        Subordinate Prepayment Percentage                                     0.000000 %

Aggregate
                                        Scheduled Principal                                                 1,032,060.62
                                        Unscheduled Principal                                              81,603,328.07
                                        Beginning Balance                                               1,247,962,795.57
                                        Ending Balance                                                  1,165,327,406.88
                                        Net Wac                                                                  5.62966
                                        Weighted Averge Maturity                                                     353
Groups
                                        Net Wac Group 1                                                          6.16099
                                        Net Wac Group 2                                                          5.15326

                                        Wam Group 1                                                                  348
                                        Wam Group 2                                                                  356




                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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